Financial Supplement
2010 Fourth Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	The Bank of New York Mellon
c/o BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: In addition to net income, FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income adjusted to eliminate the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income (loss), in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives and interest rate swaps, the instruments are marked to market, but the associated liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Results for the fourth quarter of 2009 were impacted by a reinsurance transaction where EMC National Life Company recaptured a block of annuities and life insurance policies with reserves totaling $246.8 million. The pre-tax gain from this transaction totaling $11.1 million is reported as other income in the Traditional and Universal Life Insurance and Traditional Annuity – Independent Distribution segments. We also made refinements to reserve estimates, including related adjustments to deferred policy acquisition costs and other offsets in the fourth quarter of 2009, which increased pre-tax operating income $11.4 million for the Traditional and Universal Life Insurance segment, primarily due to a $10.3 million reduction in interest credited. These refinements also increased operating income for the Variable segment $1.2 million and decreased operating income for the Traditional Annuity – Exclusive Distribution segment $1.8 million.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31,
	2010	2009
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2010 - $10,974,330; 2009 - $10,338,670)	$11,128,524	$9,864,601
Equity securities - available for sale, at fair value (cost: 2010 - $77,689; 2009 - $62,271)	78,656	60,154
Mortgage loans	1,254,437	1,293,936
Derivative instruments	40,729	44,023
Real estate	13,554	16,563
Policy loans	170,341	168,736
Other long-term investments	132	1,882
Short-term investments	383,369	203,142
Total investments	13,069,742	11,653,037

Cash and cash equivalents	4,794	11,690
Securities and indebtedness of related parties	57,832	46,518
Accrued investment income	135,384	131,655
Amounts receivable from affiliates	2,025	8,311
Reinsurance recoverable	122,326	126,918
Deferred policy acquisition costs	812,025	1,101,233
Deferred sales inducements	259,148	359,771
Value of insurance in force acquired	27,706	38,781
Current income taxes recoverable	17,914	16,955
Other assets	72,154	62,399
Assets held in separate accounts	753,050	702,073

Total assets	$15,334,100	$14,259,341

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31,
	2010	2009
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive and index products	$10,645,927	$10,149,505
Traditional life insurance and accident and health products	1,362,410	1,318,834
Other policy claims and benefits	51,393	49,685
Supplementary contracts without life contingencies	506,167	502,553
Advance premiums and other deposits	188,577	178,764
Amounts payable to affiliates	573	759
Short-term debt payable to affiliates	100,000	—
Long-term debt payable to affiliates	—	100,000
Long-term debt payable to non-affiliates	271,168	271,084
Deferred income taxes	131,174	27,506
Other liabilities	177,247	87,301
Liabilities related to separate accounts	753,050	702,073
Total liabilities	14,187,686	13,388,064

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 29,749,068 shares in 2010 and 29,282,989 shares in 2009	118,165	109,877
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income (loss)	39,895	(118,730)
Retained earnings	977,740	869,487
Total FBL Financial Group, Inc. stockholders' equity	1,146,322	871,156
Noncontrolling interest	92	121
Total stockholders' equity	1,146,414	871,277
Total liabilities and stockholders' equity	$15,334,100	$14,259,341

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2010	2009	2010	2009
Revenues:
Interest sensitive and index product charges	$30,934	$29,827	$119,743	$158,873
Traditional life insurance premiums	41,299	39,191	162,056	155,675
Net investment income	181,399	177,644	721,370	724,653
Derivative income	52,697	25,690	60,574	67,515
Net realized capital gains on sales of investments	38,879	9,078	52,327	47,051

Total other-than-temporary impairment losses	(12,589)	(17,007)	(71,469)	(105,439)
Non-credit portion in other comprehensive income/loss	7,401	(257)	49,732	37,523
Net impairment loss recognized in earnings	(5,188)	(17,264)	(21,737)	(67,916)

Other income	3,776	14,900	14,288	28,735
Total revenues	343,796	279,066	1,108,621	1,114,586

Benefits and expenses:
Interest sensitive and index product benefits	149,447	118,072	517,367	437,270
Change in value of index product embedded derivatives	(4,710)	9,865	19,342	148,917
Traditional life insurance benefits	33,418	29,767	137,180	129,550
Policyholder dividends	4,318	4,678	17,571	19,416
Underwriting, acquisition and insurance expenses	72,209	61,031	199,413	233,088
Interest expense	6,120	6,116	24,454	25,280
Other expenses	5,335	4,321	18,954	18,904
Total benefits and expenses	266,137	233,850	934,281	1,012,425
	77,659	45,216	174,340	102,161
Income taxes	(27,210)	(14,691)	(59,206)	(33,219)
Equity income, net of related income taxes	1,184	449	5,441	750
Net income	51,633	30,974	120,575	69,692
Net loss (gain) attributable to noncontrolling interest	(1)	18	78	143
Net income attributable to FBL Financial Group, Inc.	$51,632	$30,992	$120,653	$69,835

Earnings per common share	$1.69	$1.03	$3.96	$2.32
Earnings per common share - assuming dilution	$1.67	$1.02	$3.92	$2.31

Cash dividends per common share	$0.0625	$0.0625	$0.2500	$0.3125

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Operating revenues:
Interest sensitive and index product charges	$29,748	$30,001	$30,427	$28,388	$30,878
Traditional life insurance premiums	39,191	39,245	42,791	38,721	41,299
Net investment income	177,644	178,089	179,908	181,974	181,399
Derivative income	1,535	8,144	12,474	8,372	10,634
Other income	14,900	3,019	3,931	3,562	3,776
Total operating revenues	263,018	258,498	269,531	261,017	267,986

Benefits and expenses:
Interest sensitive and index product benefits	114,468	127,182	132,685	125,317	129,669
Traditional life insurance benefits	29,767	37,307	31,211	35,242	33,409
Policyholder dividends	4,678	4,673	4,387	4,193	4,318
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,179	3,767	3,283	3,397	3,498
Amortization of deferred policy acquisition costs	31,041	27,456	32,718	20,036	21,871
Amortization of value of insurance in force acquired	417	552	593	406	32
Other underwriting expenses	20,074	18,819	18,619	19,468	18,894
Total underwriting, acquisition and insurance expenses	54,711	50,594	55,213	43,307	44,295
Interest expense	6,116	6,118	6,117	6,099	6,120
Other expenses	4,321	4,254	5,055	4,310	5,335
Total benefits and expenses	214,061	230,128	234,668	218,468	223,146
	48,957	28,370	34,863	42,549	44,840
Income taxes	(16,001)	(9,181)	(11,658)	(14,343)	(15,722)
Net loss (gain) attributable to noncontrolling interest	18	14	39	26	(1)
Equity income, net of related income taxes	449	1,095	1,207	1,955	1,184
Operating income	33,423	20,298	24,451	30,187	30,301

Realized gains/losses on investments, net of offsets	(5,105)	(1,319)	(2,052)	1,567	14,259
Change in net unrealized gains/losses on derivatives, net of offsets	2,674	(958)	(76)	(3,077)	7,072
Net income attributable to FBL Financial Group, Inc.	$30,992	$18,021	$22,323	$28,677	$51,632

Operating income per common share - assuming dilution	$1.10	$0.66	$0.80	$0.98	$0.98
Earnings per common share - assuming dilution	$1.02	$0.59	$0.73	$0.93	$1.67

Weighted average common shares outstanding (in thousands):
Basic	30,179	30,279	30,387	30,428	30,495
Effect of dilutive securities	231	253	300	269	460
Diluted	30,410	30,532	30,687	30,697	30,955

Operating return on equity, excluding AOCI/L - last twelve months	9.6%	10.7%	10.3%	10.8%	10.2%
Operating return on equity, including AOCI/L - last twelve months	15.9%	14.5%	11.6%	11.0%	10.1%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder. During 2010, we discontinued underwriting new sales of variable products and are currently in the process of terminating new sales with our variable alliance partners. We continue to receive premiums from sales that occurred prior to this change. During 2010, we began selling through our Farm Bureau Life Distribution channel, variable products underwritten by a large well-known insurance company with variable product expertise. We earn fees from the sale of brokered products, a portion of which is passed on to the agents as commissions for the underlying sales. Revenues and expenses related to the brokered business are reported in other income and other expenses. The decision to discontinue underwriting variable products was made because we lack the scale necessary to generate acceptable returns and be competitive in this product line over time. The existing in force business remains on our books and we will continue to administer this business.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	accident and health insurance products, primarily a closed block of group policies;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended December 31, 2010	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$123	$7,172	$11,922	$11,661	$—	$30,878
Traditional life insurance premiums	—	—	41,299	—	—	41,299
Net investment income	43,591	97,359	33,720	4,273	2,456	181,399
Derivative income (loss)	(638)	11,305	—	—	(33)	10,634
Other income	3	—	45	1,074	2,654	3,776
Total operating revenues	43,079	115,836	86,986	17,008	5,077	267,986

Benefits and expenses:
Interest sensitive and index product benefits	24,409	83,555	14,870	6,835	—	129,669
Traditional life insurance benefits	—	—	33,409	—	—	33,409
Policyholder dividends	—	—	4,318	—	—	4,318
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,850	648	—	3,498
Amortization of deferred policy acquisition costs	2,969	13,830	4,882	190	—	21,871
Amortization of value of insurance in force acquired	(1,029)	—	1,059	—	—	32
Other underwriting expenses	2,132	4,825	8,490	2,879	570	18,894
Total underwriting, acquisition and insurance expenses	4,072	18,655	17,281	3,717	570	44,295
Interest expense	—	—	—	—	6,120	6,120
Other expenses	—	—	—	1,097	4,238	5,335
Total benefits and expenses	28,481	102,210	69,878	11,649	10,928	223,146
	14,598	13,626	17,108	5,359	(5,851)	44,840
Net gain attributable to noncontrolling interest	—	—	—	—	(1)	(1)
Equity income, before tax	—	—	—	—	1,821	1,821
Pre-tax operating income (loss)	$14,598	$13,626	$17,108	$5,359	$(4,031)	$46,660

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss) (Continued)

Quarter Ended December 31, 2009	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$188	$7,476	$10,367	$11,717	$—	$29,748
Traditional life insurance premiums	—	—	39,191	—	—	39,191
Net investment income	39,355	97,904	32,562	3,941	3,882	177,644
Derivative income (loss)	(1,163)	3,222	—	—	(524)	1,535
Other income	—	2,777	8,431	388	3,304	14,900
Total operating revenues	38,380	111,379	90,551	16,046	6,662	263,018

Benefits and expenses:
Interest sensitive and index product benefits	23,910	80,495	3,813	6,250	—	114,468
Traditional life insurance benefits	—	—	29,767	—	—	29,767
Policyholder dividends	—	—	4,678	—	—	4,678
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,484	695	—	3,179
Amortization of deferred policy acquisition costs	4,181	19,898	6,228	734	—	31,041
Amortization of value of insurance in force acquired	(359)	—	776	—	—	417
Other underwriting expenses	2,277	4,338	7,872	5,033	554	20,074
Total underwriting, acquisition and insurance expenses	6,099	24,236	17,360	6,462	554	54,711
Interest expense	—	—	—	—	6,116	6,116
Other expenses	—	—	—	195	4,126	4,321
Total benefits and expenses	30,009	104,731	55,618	12,907	10,796	214,061
	8,371	6,648	34,933	3,139	(4,134)	48,957
Net loss attributable to noncontrolling interest	—	—	—	—	18	18
Equity income, before tax	—	—	—	—	691	691
Pre-tax operating income (loss)	$8,371	$6,648	$34,933	$3,139	$(3,425)	$49,666

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$188	$125	$151	$158	$123
Net investment income	39,355	41,151	42,808	43,341	43,591
Derivative income (loss):
Proceeds from option settlements	148	249	168	52	86
Cost of money for call options	(76)	(71)	(73)	(69)	(65)
Cost of interest rate swaps	(1,235)	(680)	(653)	(651)	(659)
Total derivative loss	(1,163)	(502)	(558)	(668)	(638)
Other income	—	—	6	1	3
Total operating revenues	38,380	40,774	42,407	42,832	43,079

Benefits and expenses:
Interest sensitive and index product benefits	23,910	24,229	25,278	24,925	24,409
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	4,181	2,513	2,959	172	2,969
Amortization of value of insurance in force acquired	(359)	21	80	(92)	(1,029)
Other underwriting expenses	2,277	2,121	2,272	2,215	2,132
Total underwriting, acquisition and insurance expenses	6,099	4,655	5,311	2,295	4,072
Total benefits and expenses	30,009	28,884	30,589	27,220	28,481
Pre-tax operating income	$8,371	$11,890	$11,818	$15,612	$14,598

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,598,540	$2,833,004	$2,937,670	$2,980,444	$3,025,565
Deferred policy acquisition costs	90,762	92,333	93,888	98,586	98,896
Value of insurance in force acquired	11,246	11,201	11,126	11,237	12,143

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$2,160,705	$2,394,968	$2,482,923	$2,518,748	$2,581,300
Other insurance reserves	367,712	368,713	368,482	368,622	369,685
Allocated equity, excluding AOCI/L	228,767	257,627	265,805	269,158	275,088

Other data:
Number of direct contracts	53,116	53,169	53,350	53,313	53,428

Statutory portfolio yield net of assumed defaults	5.65%	5.77%	5.72%	5.73%	5.79%
Credited rate	3.77	3.74	3.71	3.66	3.49
Spread on direct fixed annuities at end of quarter (1)	1.88%	2.03%	2.01%	2.07%	2.30%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,759,026	$1,800,646	$1,848,000	$1,896,788	$1,931,756
Deposits	60,222	74,380	78,113	73,393	77,587
Withdrawals, surrenders and death benefits	(26,551)	(27,065)	(30,803)	(40,404)	(33,865)
Net flows	33,671	47,315	47,310	32,989	43,722

Policyholder interest/index credits	16,367	16,701	16,982	17,025	16,682
Annuitizations and other	(8,418)	(16,662)	(15,504)	(15,046)	(17,499)
Balance, end of period	1,800,646	1,848,000	1,896,788	1,931,756	1,974,661
Other interest sensitive reserves	360,059	546,968	586,135	586,992	606,639
Total interest sensitive and index product reserves	$2,160,705	$2,394,968	$2,482,923	$2,518,748	$2,581,300

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$7,476	$6,267	$6,326	$5,510	$7,172
Net investment income	97,904	96,831	97,284	99,051	97,359
Derivative income:
Proceeds from option settlements	26,899	31,112	34,751	30,660	31,875
Cost of money for call options	(23,677)	(21,947)	(21,200)	(21,122)	(20,570)
Total derivative income	3,222	9,165	13,551	9,538	11,305
Other income	2,777	—	—	—	—
Total operating revenues	111,379	112,263	117,161	114,099	115,836

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	35,788	34,734	34,886	35,411	35,422
Amortization of deferred sales inducements	1,147	1,191	702	773	1,344
Total fixed annuity product benefits	36,935	35,925	35,588	36,184	36,766
Index annuities:
Interest credited	9,729	7,834	8,032	9,273	9,108
Amortization of deferred sales inducements	8,973	8,032	7,851	7,635	5,255
Index credits	24,858	32,295	35,766	29,896	32,426
Total index product benefits	43,560	48,161	51,649	46,804	46,789
Total interest sensitive and index product benefits	80,495	84,086	87,237	82,988	83,555
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	19,898	16,652	13,917	14,590	13,830
Other underwriting expenses	4,338	3,882	4,093	4,875	4,825
Total underwriting, acquisition and insurance expenses	24,236	20,534	18,010	19,465	18,655
Total benefits and expenses	104,731	104,620	105,247	102,453	102,210
Pre-tax operating income	$6,648	$7,643	$11,914	$11,646	$13,626

Selected balance sheet data, securities at cost:
Assets:
Investments	$6,798,158	$6,807,787	$6,782,211	$6,892,612	$6,908,184
Deferred policy acquisition costs	421,508	415,341	414,492	426,675	403,036
Deferred sales inducements	254,603	252,865	253,957	263,351	247,428

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,746,517	$5,729,828	$5,699,426	$5,859,771	$5,924,051
Interest sensitive and index product reserves - assumed	1,382,082	1,376,369	1,333,811	1,307,270	1,249,560
Other insurance reserves	152,169	153,931	158,848	158,381	156,386
Allocated equity, excluding AOCI/L	345,014	364,301	360,896	367,583	367,816

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment (Continued)

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
		(Dollars in thousands)

Other data:
Number of direct contracts	88,486	87,877	87,699	87,127	86,855

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults (2)	5.80%	5.61%	5.60%	5.57%	5.55%
Credited rate	4.94	4.94	4.93	4.92	4.92
Spread on direct fixed rate annuities at end of quarter (1)	0.86%	0.67%	0.67%	0.65%	0.63%

Index annutities:
Statutory portfolio yield net of assumed defaults (3)	5.84%	5.66%	5.66%	5.65%	5.64%
Credited rate/option cost	3.41	3.33	3.25	3.19	3.08
Spread on direct index annuities at end of quarter (1)	2.43%	2.33%	2.41%	2.46%	2.56%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$7,225,663	$7,100,455	$7,077,823	$7,004,760	$7,037,713
Deposits	34,989	39,493	77,138	100,770	144,152
Withdrawals, surrenders and death benefits	(188,304)	(163,575)	(173,790)	(204,029)	(242,832)
Net flows	(153,315)	(124,082)	(96,652)	(103,259)	(98,680)

Policyholder interest/index credits	70,234	75,066	81,728	79,472	84,732
Derivative value change and other	(42,127)	26,384	(58,139)	56,740	(4,619)
Balance, end of period	7,100,455	7,077,823	7,004,760	7,037,713	7,019,146
Other interest sensitive reserves	28,144	28,374	28,477	129,328	154,465
Total interest sensitive and index product reserves	$7,128,599	$7,106,197	$7,033,237	$7,167,041	$7,173,611

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.
(2) Q1 2010 includes a 17 basis point increase in the default charge assumption.
(3) Q1 2010 includes a 14 basis point increase in the default charge assumption.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$10,367	$11,413	$11,420	$11,171	$11,922
Traditional life insurance premiums	39,191	39,245	42,791	38,721	41,299
Net investment income	32,562	32,863	33,354	33,478	33,720
Other income	8,431	26	210	35	45
Total operating revenues	90,551	83,547	87,775	83,405	86,986

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	(3,499)	7,300	7,353	7,301	7,519
Death benefits	7,312	6,081	6,760	6,151	7,351
Total interest sensitive product benefits	3,813	13,381	14,113	13,452	14,870
Traditional life insurance benefits:
Death benefits	13,804	17,756	12,496	14,929	13,599
Surrender and other benefits	10,016	9,810	9,690	9,522	8,144
Increase in traditional life future policy benefits	5,947	9,741	9,025	10,791	11,666
Total traditional life insurance benefits	29,767	37,307	31,211	35,242	33,409
Policyholder dividends	4,678	4,673	4,387	4,193	4,318
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,484	2,970	2,617	2,626	2,850
Amortization of deferred policy acquisition costs	6,228	5,949	6,697	6,306	4,882
Amortization of value of insurance in force acquired	776	531	513	498	1,059
Other underwriting expenses	7,872	7,625	8,699	8,722	8,490
Total underwriting, acquisition and insurance expenses	17,360	17,075	18,526	18,152	17,281
Total benefits and expenses	55,618	72,436	68,237	71,039	69,878
Pre-tax operating income	$34,933	$11,111	$19,538	$12,366	$17,108

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,085,371	$2,089,704	$2,104,604	$2,140,043	$2,140,593
Deferred policy acquisition costs	237,665	240,640	242,717	243,756	250,688
Deferred sales inducements	6,626	6,979	7,061	7,091	7,885
Value of insurance in force acquired	23,877	23,346	22,833	22,335	21,262

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$628,363	$628,935	$630,016	$631,536	$636,199
Other insurance reserves	1,436,162	1,447,693	1,455,995	1,468,895	1,489,858
Allocated equity, excluding AOCI/L	294,875	309,955	313,155	315,358	318,845

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment (Continued)

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
		(Dollars in thousands, except face amounts in millions)
Other data:
Number of direct policies - traditional life	342,791	344,253	346,303	346,548	349,009
Number of direct policies - universal life	55,729	56,037	56,158	56,129	56,935
Direct face amounts - traditional life	$33,685	$34,284	$35,040	$35,469	$36,201
Direct face amounts - universal life	$4,980	$5,028	$5,068	$5,080	$5,212

Statutory portfolio yield net of assumed defaults	6.25%	6.22%	6.13%	6.15%	6.19%
Credited rate	4.34	4.29	4.29	4.28	4.28
Spread on direct universal life at end of quarter (1)	1.91%	1.93%	1.84%	1.87%	1.91%

Interest sensitive reserve activity:
Balance, beginning of period	$770,952	$628,363	$628,935	$630,016	$631,536
Deposits	12,858	13,171	13,597	13,838	18,258
Withdrawals and surrenders	(6,662)	(6,658)	(6,738)	(5,498)	(6,186)
Net flows	6,196	6,513	6,859	8,340	12,072

Policyholder interest credited	(4,234)	6,538	6,570	6,554	6,522
Policy charges	(10,794)	(11,477)	(11,634)	(11,638)	(12,290)
Benefits and other	(133,757)	(1,002)	(714)	(1,736)	(1,641)
Balance, end of period	$628,363	$628,935	$630,016	$631,536	$636,199

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Pre-tax Operating Income (Loss)		(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,717	$12,196	$12,530	$11,549	$11,661
Net investment income	3,941	4,026	4,100	4,167	4,273
Other income	388	693	593	881	1,074
Total operating revenues	16,046	16,915	17,223	16,597	17,008

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	863	2,229	2,270	2,319	2,340
Death benefits	5,387	3,257	3,787	1,633	4,495
Total interest sensitive product benefits	6,250	5,486	6,057	3,952	6,835
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	695	797	666	771	648
Amortization of deferred policy acquisition costs	734	2,342	9,145	(1,032)	190
Other underwriting expenses	5,033	4,546	3,027	3,073	2,879
Total underwriting, acquisition and insurance expenses	6,462	7,685	12,838	2,812	3,717
Other expenses	195	204	481	998	1,097
Total benefits and expenses	12,907	13,375	19,376	7,762	11,649
Pre-tax operating income (loss)	$3,139	$3,540	$(2,153)	$8,835	$5,359

Selected balance sheet data, securities at cost:
Assets:
Investments	$254,507	$256,788	$261,490	$269,887	$272,908
Deferred policy acquisition costs	155,221	154,886	147,489	149,024	150,109
Deferred sales inducements	2,601	2,570	2,557	2,557	2,538
Separate account assets	702,073	726,825	658,820	705,156	753,050

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$231,838	$237,758	$244,359	$250,644	$254,817
Other insurance reserves	30,595	30,872	29,497	31,251	32,861
Separate account liabilities	702,073	726,825	658,820	705,156	753,050
Allocated equity, excluding AOCI/L	97,379	104,160	105,776	108,515	110,566

Rollforward of separate account balances:
Beginning separate account balance	$677,142	$702,073	$726,825	$658,820	$705,156
Net premiums	14,169	14,606	14,380	5,166	6,599
Net investment income (loss)	31,156	35,000	(57,344)	64,559	62,085
Charges, benefits and surrenders	(20,394)	(24,854)	(25,041)	(23,389)	(20,790)
Ending separate account balance	$702,073	$726,825	$658,820	$705,156	$753,050

Separate account balance:
Balance per financial statements	$702,073	$726,825	$658,820	$705,156	$753,050
Less: alliance partners' share	(16,825)	(17,337)	(15,632)	(16,830)	(18,239)
Add: alliance partner separate account assets on business assumed	67,808	72,662	67,251	74,134	81,247
	$753,056	$782,150	$710,439	$762,460	$816,058
Other data:
Number of direct contracts - variable annuity	19,827	19,614	19,385	18,963	18,603
Number of direct policies - variable universal life	58,429	57,750	57,076	56,253	55,484
Direct face amounts - variable universal life	$7,360	$7,270	$7,181	$7,078	$6,982

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Pre-tax Operating Loss		(Dollars in thousands)

Operating revenues:
Net investment income	$3,882	$3,218	$2,362	$1,937	$2,456
Derivative loss	(524)	(519)	(519)	(498)	(33)
Other income	3,304	2,300	3,122	2,645	2,654
Total operating revenues	6,662	4,999	4,965	4,084	5,077

Benefits and expenses:
Other underwriting and insurance expenses	554	645	528	583	570
Interest expense	6,116	6,118	6,117	6,099	6,120
Other expenses	4,126	4,050	4,574	3,312	4,238
Total benefits and expenses	10,796	10,813	11,219	9,994	10,928
	(4,134)	(5,814)	(6,254)	(5,910)	(5,851)
Net loss (gain) attributable to noncontrolling interest	18	14	39	26	(1)
Equity income, before tax	691	1,684	1,857	3,008	1,821
Pre-tax operating loss	$(3,425)	$(4,116)	$(4,358)	$(2,876)	$(4,031)

Selected balance sheet data, securities at cost:
Assets:
Investments	$392,648	$358,061	$366,331	$382,744	$567,331
Securities and indebtedness of related parties	46,520	50,062	50,859	55,196	57,846

Liabilities and equity:
Liabilities:
Insurance reserves	$61,706	$62,780	$62,058	$61,218	$61,040
Debt	371,084	371,105	371,126	371,147	371,168
Equity, excluding AOCI/L	23,850	(28,146)	(18,314)	(3,913)	31,112

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$92,253	$90,762	$92,333	$93,888	$98,586
Capitalization:
Commissions	3,035	3,836	3,782	3,759	4,408
Expenses	523	749	785	952	777
Total capitalization	3,558	4,585	4,567	4,711	5,185
Amortization - operating basis, before impact of unlocking	(4,181)	(2,513)	(2,959)	(935)	(2,969)
Amortization - unlocking, operating basis	—	—	—	763	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(868)	(501)	(53)	159	(1,906)
Balance - end of period	$90,762	$92,333	$93,888	$98,586	$98,896

Traditional Annuity - Independent Distribution
Balance - beginning of period	$711,024	$676,111	$668,206	$668,449	$690,026
Impact of reclassification of realized losses to AOCI/L	—	—	—	7,719	—
Capitalization:
Commissions	1,541	2,128	6,364	10,512	14,546
Expenses	979	1,112	874	1,032	1,245
Deferral of sales inducements	2,430	2,486	5,414	7,369	10,442
Total capitalization	4,950	5,726	12,652	18,913	26,233
Amortization - operating basis, before impact of unlocking	(24,087)	(25,875)	(23,894)	(26,049)	(26,360)
Amortization - unlocking, operating basis	(5,931)	—	1,424	3,051	5,931
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(8,150)	12,244	10,061	17,943	(45,366)
Reinsurance recapture	(1,695)	—	—	—	—
Balance - end of period	$676,111	$668,206	$668,449	$690,026	$650,464

Traditional & Universal Life Insurance
Balance - beginning of period	$257,592	$244,291	$247,619	$249,778	$250,847
Capitalization:
Commissions	5,655	4,582	4,431	3,659	7,713
Expenses	4,600	4,437	4,355	3,604	4,608
Deferral of sales inducements	578	445	123	91	917
Total capitalization	10,833	9,464	8,909	7,354	13,238
Amortization - operating basis, before impact of unlocking	(6,293)	(6,037)	(6,738)	(5,780)	(4,987)
Amortization - unlocking, operating basis	—	—	—	(586)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(13)	(99)	(12)	81	(525)
Reinsurance recapture	(17,828)	—	—	—	—
Balance - end of period	$244,291	$247,619	$249,778	$250,847	$258,573

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment (Continued)

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
		(Dollars in thousands)
Variable
Balance - beginning of period	$157,549	$157,821	$157,456	$150,046	$151,581
Capitalization:
Commissions	1,462	1,567	1,587	766	935
Expenses	357	408	381	200	104
Deferral of sales inducements	41	47	16	12	14
Total capitalization	1,860	2,022	1,984	978	1,053
Amortization - operating basis, before impact of unlocking	(731)	(2,419)	(9,325)	(342)	(220)
Amortization - unlocking, operating basis	—	—	151	1,362	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(857)	32	(220)	(463)	233
Balance - end of period	$157,821	$157,456	$150,046	$151,581	$152,647

Total
Balance - beginning of period	$1,218,418	$1,168,985	$1,165,614	$1,162,161	$1,191,040
Impact of reclassification of realized losses to AOCI/L	—	—	—	7,719	—
Capitalization:
Commissions	11,693	12,113	16,164	18,696	27,602
Expenses	6,459	6,706	6,395	5,788	6,734
Deferral of sales inducements	3,049	2,978	5,553	7,472	11,373
Total capitalization	21,201	21,797	28,112	31,956	45,709
Amortization - operating basis, before impact of unlocking	(35,292)	(36,844)	(42,916)	(33,106)	(34,536)
Amortization - unlocking, operating basis	(5,931)	—	1,575	4,590	5,931
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(9,888)	11,676	9,776	17,720	(47,564)
Reinsurance recapture	(19,523)	—	—	—	—
Balance - end of period	1,168,985	1,165,614	1,162,161	1,191,040	1,160,580
Impact of realized/unrealized gains/losses in AOCI/L	292,019	165,523	(64,632)	(284,139)	(89,407)
Deferred policy acquisition costs/deferred sales inducements	$1,461,004	$1,331,137	$1,097,529	$906,901	$1,071,173

FBL Financial Group, Inc.
Collected Premiums

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$34,407	$38,625	$47,037	$41,926	$43,021
Renewal - individual	25,538	37,076	32,391	31,812	34,929
Group	2,928	2,983	2,563	2,423	1,850
Total Traditional Annuity - Exclusive Distribution	62,873	78,684	81,991	76,161	79,800

Traditional Annuity - Independent Distribution
Fixed rate annuities	15,637	18,648	24,033	16,150	18,022
Index annuities	24,078	28,688	63,411	90,733	129,609
Total direct	39,715	47,336	87,444	106,883	147,631
Reinsurance assumed	209	320	361	373	397
Total Traditional Annuity - Independent Distribution, net of reinsurance	39,924	47,656	87,805	107,256	148,028

Traditional and Universal Life Insurance
Universal life:
First year (2)	2,140	2,170	2,258	3,741	6,081
Renewal	10,203	10,795	11,257	10,092	11,408
Total	12,343	12,965	13,515	13,833	17,489
Participating whole life:
First year	2,825	2,691	3,477	2,396	3,275
Renewal	23,440	23,747	25,472	22,754	23,618
Total	26,265	26,438	28,949	25,150	26,893
Term life and other:
First year	3,335	3,385	3,394	3,084	2,971
Renewal	13,972	14,662	14,959	15,200	16,362
Total	17,307	18,047	18,353	18,284	19,333
Total Traditional and Universal Life Insurance	55,915	57,450	60,817	57,267	63,715
Reinsurance ceded	(5,108)	(5,399)	(5,314)	(4,578)	(5,016)
Total Traditional and Universal Life Insurance, net of reinsurance	50,807	52,051	55,503	52,689	58,699

Variable
Variable annuities:
Exclusive distribution:
First year	7,176	7,472	7,216	1,015	294
Renewal	5,012	5,995	6,264	4,304	4,436
Total	12,188	13,467	13,480	5,319	4,730
Alliance channel:
First year (1)	2,409	3,463	4,172	4,433	4,321
Renewal (1)	637	1,358	1,197	762	1,190
Total	3,046	4,821	5,369	5,195	5,511
Total variable annuities	15,234	18,288	18,849	10,514	10,241
Variable universal life:
Exclusive distribution:
First year	340	393	431	232	151
Renewal	10,826	11,436	11,324	10,649	10,506
Total	11,166	11,829	11,755	10,881	10,657
Alliance channel:
First year (1)	40	57	44	30	42
Renewal (1)	423	473	430	392	411
Total	463	530	474	422	453
Total variable universal life	11,629	12,359	12,229	11,303	11,110
Total Variable	26,863	30,647	31,078	21,817	21,351
Reinsurance ceded	(228)	(197)	(191)	(241)	(218)
Total Variable, net of reinsurance	26,635	30,450	30,887	21,576	21,133

Corporate and Other
Accident and health premiums collected, net of reinsurance	254	70	29	36	261
Total collected premiums, net of reinsurance	$180,493	$208,911	$256,215	$257,718	$307,921
(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.
(2) Includes $0.2 million in Q2, $1.4 million in Q3 and $3.9 million in Q4 2010 relating to our EquiTrust Life independent distribution channel.

FBL Financial Group, Inc.
Parent Company Liquidity

	Actual	Projected
	2010	2011 (3)
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$17,040	$28,455
Sources:
Dividends from insurance subsidiaries	20,000	20,000
Dividends from noninsurance subsidiaries	1,100	3,500
Investment income	660	360
Management fees from subsidiaries and affiliates	6,556	7,170
Total sources	28,316	31,030

Uses:
Interest expense	(24,363)	(24,363)
Stockholders' dividends (1)	(7,709)	(7,772)
General expenses	(8,239)	(7,338)
Total uses	(40,311)	(39,473)

Other, net (2)	23,410	10,556
Total cash and invested assets, end of period	$28,455	$30,568

(1)
The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate for 2011 is pending quarterly board of directors approval.

(2)	Primarily due to settling amounts due to/from affiliates and external parties, which may fluctuate from period to period due to timing.

(3)	Based on best estimates at December 31, 2010; actual results may differ materially.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2009	2010	2010	2010	2010
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affilitates, due Nov 2011	$100,000	$100,000	$100,000	$100,000	$100,000
Senior notes, due 2014	75,253	75,240	75,227	75,213	75,199
Senior notes, due 2017	98,831	98,865	98,899	98,934	98,969
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,084	371,105	371,126	371,147	371,168

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI/L	986,886	1,004,898	1,027,318	1,050,974	1,103,427
Total capitalization, excluding AOCI/L	1,360,970	1,379,003	1,401,444	1,425,121	1,477,595

Accumulated other comprehensive income (loss)	(118,730)	(35,512)	44,144	116,453	39,895
Total capitalization, including AOCI/L	$1,242,240	$1,343,491	$1,445,588	$1,541,574	$1,517,490

Common shares outstanding	30,475,979	30,768,203	30,822,113	30,865,606	30,942,058

Book Value per Share:
Excluding AOCI/L	$32.38	$32.66	$33.33	$34.05	$35.66
Including AOCI/L	28.49	31.51	34.76	37.82	36.95

Debt-to-Capital Ratio:
Excluding AOCI/L	27.3%	26.9%	26.5%	26.0%	25.1%
Including AOCI/L	29.9	27.6	25.7	24.1	24.5

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI/L	20.1%	19.9%	19.6%	19.2%	18.6%
Including AOCI/L	22.1	20.4	19.0	17.8	18.1

Class A Common Ownership:
Iowa Farm Bureau Federation	52.5%	52.0%	52.0%	51.9%	51.7%
Other Farm Bureau entities	8.6	8.4	7.5	7.4	7.4
Public	38.9	39.6	40.5	40.7	40.9
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2009	2010	2010	2010	2010

Quality of Fixed Income Securities:
(AAA, AA, A)	60.0%	60.3%	61.9%	61.8%	62.8%
(BBB)	34.4	34.0	32.9	33.0	31.0
(BB)	4.1	4.3	3.8	3.7	3.9
(<BB)	1.5	1.4	1.4	1.5	2.3

Investment by Type:
Fixed maturities	61.3%	61.2%	61.9%	62.2%	60.3%
Residential mortgage-backed	16.1	15.3	15.4	14.7	15.1
Commercial mortgage-backed	6.2	6.1	6.1	6.1	6.2
Other asset-backed	1.1	2.4	2.6	3.3	3.7
Mortgage loans	11.1	10.6	10.2	9.6	9.5
Equity securities	0.5	0.6	0.6	0.6	0.6
Other	3.7	3.8	3.2	3.5	4.6

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Property & Casualty channel	1,219	1,210	1,216	1,228	1,205
7 life-only states	801	795	800	795	791
Total Farm Bureau Life channel	2,020	2,005	2,016	2,023	1,996

Percentage registered representatives	77.3%	76.8%	75.6%	74.4%	72.4%

EquiTrust Life channel:
Independent agents	20,195	20,175	18,089	18,077	17,316